CHASE GROWTH FUND

Class N	CHASX
Institutional Class	CHAIX
Summary Prospectus
February 4, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the fund complex and may apply to all funds held through your financial intermediary.

Before you invest, you may want to review the Chase Growth Fund’s (the “Growth Fund” or the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated January 31, 2020, are incorporated by reference into this Summary Prospectus. You can find the Growth Fund’s Statutory Prospectus, SAI and other information about the Fund online at http://www.chaseinv.com/literature.html. You can also get this information at no cost by calling 1‑888‑861‑7556 or by sending an e-mail request to sales@chaseinv.com.
Chase Growth Fund (the “Fund”)
Investment Objective
The Fund’s investment objective is to achieve the growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class N	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fees (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Other Expenses (includes Shareholder Servicing Plan Fees)	0.56%	0.41%
Shareholder Servicing Plan Fees	0.15%	None
Total Annual Fund Operating Expenses(1)	1.31%	1.16%
Less: Fee Waiver(2)	-0.01%	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver	1.30%	1.15%

(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include expenses of 0.01% attributed to acquired fund fees and expenses. Total Annual Fund Operating Expenses reflect the maximum Shareholder Servicing Plan fee allowed while the Expense Ratios in the Financial Highlights reflect actual expenses ("AFFE").

(2)
Chase Investment Counsel Corporation (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 1.14% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2021, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$132	$414	$717	$1,578
Institutional Class	$117	$367	$637	$1,408
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106.29% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests primarily in common stocks of domestic companies of any size market capitalization. Stocks that the Adviser purchases for the Fund typically have earnings growth in excess of 10% per year on a historical basis, have demonstrated consistency of earnings growth over time and are believed by the Adviser to be of higher quality than other company stocks. The Fund may regularly have significant exposure to one or more economic sectors of the market. For example, as of September 30, 2019, 33% of the Fund’s total investments were invested in securities within the technology sector. In addition, the Fund may invest a portion of its assets in non-U.S. issuers that are either publicly traded in the U.S. or through the use of depositary receipts, such as American Depositary Receipts (“ADRs”). The Fund may also use money market funds or exchange-traded funds (“ETFs”) for its cash position.
In buying and selling portfolio securities, the Adviser first screens companies for 10% or greater earnings growth over the last five years, consistency of earnings, and liquidity. The Adviser then applies a proprietary filter to find stocks with certain characteristics such as earnings momentum and relative price performance, as well as a number of other fundamental and technical factors. The Adviser then conducts traditional fundamental security analysis to identify the key drivers of growth for each candidate, assess the risks to the company, and determine the most attractive buys for the Fund. The Adviser continuously reviews prices and adjusts its price targets in response to changes in stock characteristics. The existence of alternative securities that the Adviser considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.
The Adviser expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.
Principal Investment Risks
Losing a portion or all of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Management Risk – The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to correctly identify economic trends and select stocks, particularly in volatile stock markets.

•
Equity Securities Risk – The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Large-Cap Companies Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Medium-Cap Companies Risk – Investing in securities of medium-capitalization companies may involve greater volatility than investing in larger companies because medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Small-Cap Companies Risk – Investments in smaller or unseasoned companies involve much greater risk than investments in larger, more established companies due to smaller companies being more likely to experience unexpected fluctuations in prices. This is due to the higher degree of uncertainty in a small-cap company’s growth prospects, the lower degree of liquidity in the market for small-cap stocks, and the greater sensitivity of small-cap companies to changing economic conditions.

•
Sector Emphasis Risk – Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react negatively in some circumstances to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if exposure to such sector comprised a lesser portion of the Fund’s portfolio.

•
Technology Sector Risk – Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

•
Foreign Securities Risk – Foreign securities are subject to special risks in addition to those of issuers located in the U.S. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund's investments.

•
Depositary Receipt Risk – Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Investments in foreign securities may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When the Fund invests in depositary receipts as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

•
Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

The Fund is intended for investors who:

•	Have a long-term investment horizon;

•	Want to diversify their investment portfolio; and/or

•	Are willing to accept higher short-term risk in exchange for a higher potential for long-term total return.
Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund’s Class N shares from year to year. The table shows how the Fund’s Class N and Institutional Class shares average annual returns for 1-year, 5-years, and 10-years and since inception compare with those of broad measures of market performance and an index that reflects the Lipper category applicable to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Prior to January 31, 2020, the Fund had an investment strategy to primarily invest in large-cap stocks. The performance shown below for periods prior to the change in the Fund's investment strategy was achieved under the Fund's prior investment strategy. Updated performance information is available on the Fund’s website at www.chaseinv.com or by calling the Fund toll-free at 1-888-861-7556.

Class N – Calendar Year Total Returns as of December 31
During the period of time shown in the bar chart, the highest return for a calendar quarter was 14.34% (quarter ended 3/31/2012) and the lowest return for a calendar quarter was –16.02% (quarter ended 12/31/2018).

Average Annual Total Returns (for the periods ended December 31, 2019)	1 Year	5 Years	10 Years	Since Inception (12/2/1997)
Class N (1)
Return Before Taxes	25.80%	10.00%	11.81%	8.05%
Return After Taxes on Distributions	22.66%	7.40%	8.75%	6.58%
Return After Taxes on Distributions and Sale of Fund Shares	17.41%	7.52%	9.02%	6.56%
Institutional Class (1)
Return Before Taxes	25.82%	10.14%	12.03%	8.18%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%	7.61%
Russell 1000® Growth Index* (reflects no deduction for fees, expenses or taxes)	36.39%	14.63%	15.22%	7.61%
Lipper Multi-Cap Core Funds Index (reflects no deduction for taxes)	29.09%	9.70%	11.80%	7.24%

(1)
Class N incepted on December 2, 1997, and the Institutional Class incepted on January 29, 2007. Performance shown prior to the inception of the Institutional Class reflects the performance of Class N and includes expenses that are not applicable to and are higher than those of the Institutional Class.

*
Effective January 31, 2020, the Fund changed its primary benchmark from the Russell 1000 Growth Index to the S&P 500 Index, which is a more familiar broad-based index to shareholders, and is provided at a lower cost to the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Class N; after-tax returns for the Institutional Class will vary to the extent it has different expenses. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser. Chase Investment Counsel Corporation is the Fund’s investment adviser.
Portfolio Managers. Peter W. Tuz, CFA, CFP®, Robert C. Klintworth, CMT, and Clay J. Sefter, CMT, are the investment professionals at the Adviser primarily responsible for the day-to-day management of the Fund with 22 years, 15 years and over 3 years of experience, respectively, managing the Fund. Mr. Klintworth and Mr. Tuz serve as primary portfolio managers and analysts for the Fund and Mr. Sefter serves as an analyst and assistant portfolio manager.

Portfolio Manager	Years of Service with the Fund	Title
Robert C. Klintworth, CMT	15	Senior Vice President, Portfolio Manager
Clay J. Sefter, CMT	3	Vice President, Research Analyst/Assistant Portfolio Manager
Peter W. Tuz, CFA, CFP®	22	President and Director, Portfolio Manager
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Chase Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1‑888‑861‑7556, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class N	$2,000	$250
Institutional Class	$500,000	$500
Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the

Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the fund complex and may apply to all Funds held through your financial intermediary.
Before you invest, you may want to review the Chase Growth Fund’s (the “Growth Fund” or the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated January 28, 2019, are incorporated by reference into this Summary Prospectus. You can find the Growth Fund’s Statutory Prospectus, SAI and other information about the Fund online at http://www.chaseinv.com/literature.html. You can also get this information at no cost by calling 1-888-861-7556 or by sending an e-mail request to sales@chaseinv.com.